Exhibit 10.1

EXECUTION VERSION

Limited Waiver and Amendment

As of September 30, 2015

KeyBank National Association,

as Agent

1200 Abernathy Road, Suite 1550

Atlanta, Georgia 30328

Re:                             Forestar (USA) Real Estate Group Inc. Third Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Revolving Credit Agreement dated as of May 15, 2014 (as amended, the “Credit Agreement”), executed by Borrower, the Guarantors defined therein, the Lenders defined therein, and KeyBank National Association, as administrative agent (“Agent”) (Agent and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).  Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

Section 1.                                          Limited Waiver and Amendment.  Subject to the terms and conditions set forth herein, the Lenders hereby agree (a) to waive the requirement to comply with the Consolidated Tangible Net Worth covenant as required by §9.1(e) of the Credit Agreement (the “TNW Covenant”) for the fiscal quarter ending September 30, 2015 (“September Fiscal Quarter”), and (b) that upon the earlier of (i) November 15, 2015 or (ii) the date upon which Forestar Group announces its financial results for the September Fiscal Quarter, together with any quarterly impairments (the “September Financials”), (A) the minimum TNW Covenant will automatically reset such that in §9.1(e)(i) $572,000,000 shall be deleted and replaced with the amount equal to 80% of Consolidated Tangible Net Worth as calculated per the September Financials, and (B) the Effective Date, for the purposes of calculating compliance with §9.1(e) only, shall be changed to September 30, 2015. (the “Limited Waiver and Amendment”).

Section 2.                                          Conditions Precedent.  The Limited Waiver is subject to the following terms and conditions:

(a)                                 this Limited Waiver and Amendment shall have been executed by each Loan Party, Agent, and the Required Lenders;

(b)                                 after giving effect to this Limited Waiver and Amendment, the representations and warranties in this Limited Waiver and Amendment shall be true and correct in all material respects; and

(c)                                  after giving effect to this Limited Waiver and Amendment, no Default or Event of Default shall exist.

Section 3.                                          Ratification.  By execution of this Limited Waiver and Amendment in the space provided below, Borrower (a) represents and warrants that, after giving effect to this Limited Waiver and Amendment, the representations and warranties in the Credit Agreement are true and correct in all material respects, on and as of the date of this Limited Waiver and Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) ratifies and confirms that the Credit Agreement and all other Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms. Borrower affirms its obligation to pay all reasonable fees, expenses and disbursements of Agent (including reasonable attorneys’ fees) incurred by Agent in connection with this Limited Waiver and Amendment pursuant to §15 of the Credit Agreement.

Section 4.                                          No Impairment.  The Limited Waiver hereby granted by Lenders does not, other than to the extent expressly waived or amended hereby, (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document, (b) impair any right that any Credit Party may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, or (c) impair any Credit Party’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents.  The Loan Documents continue to bind and inure to the Loan Parties and their respective successors and permitted assigns.

Section 5.                                          Counterparts.  This Limited Waiver and Amendment, when countersigned by all required parties, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents, and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Limited Waiver and Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Limited Waiver and Amendment. THIS LIMITED WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.                                          ENTIRE AGREEMENT.  THIS LETTER, THE CREDIT AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of Page Intentionally Left Blank;

Signature Pages to Follow.]

Please execute a copy of this Limited Waiver and Amendment in the space provided below to acknowledge your agreement to the foregoing.

Sincerely,

FORESTAR (USA) REAL ESTATE GROUP INC., as Borrower

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Nathan Weyer
Name:	Nathan Weyer
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

To induce the Credit Parties to enter into this Limited Waiver and Amendment, the undersigned jointly and severally (a) consent and agree to this Limited Waiver and Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Limited Waiver and Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

GUARANTORS:

FORESTAR GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS LP, a Delaware limited partnership

By:	Forestar Minerals GP, LLC, general partner

FORESTAR OIL & GAS LLC, a Delaware limited liability company

FORESTAR REALTY INC., a Delaware corporation

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation

FORESTAR CAPITAL INC., a Delaware corporation

FORESTAR MINERALS GP LLC, a Delaware limited liability company

JOHNSTOWN FARMS, LLC, a Delaware limited liability company

SAN JACINTO I LLC, a Texas limited liability company

Guarantor  signature page to Limited Waiver and Amendment

SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company

SWR HOLDINGS LLC, a Delaware limited liability company

STONEY CREEK PROPERTIES LLC, a Delaware limited liability company

FORCO REAL ESTATE INC., a Delaware corporation

FORESTAR PETROLEUM CORPORATION, a Delaware corporation

SECO ENERGY CORPORATION, a Nevada corporation

UNITED OIL CORPORATION, an Oklahoma corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Michael Quinley
	Name:	Michael Quinley
	Title:	President

Guarantor  signature page to Limited Waiver and Amendment

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

[execution continued from preceding page]

FORESTAR REALTY INC.,
a Delaware corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR HOTEL HOLDING COMPANY INC.,
a Nevada corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Guarantor  signature page to Limited Waiver and Amendment

[execution continued from preceding page]

FORESTAR CAPITAL INC.,
a Delaware corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS GP LLC,
a Delaware limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Guarantor  signature page to Limited Waiver and Amendment

[execution continued from preceding page]

HARBOR LAKES GOLF CLUB LLC,
a Delaware limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

HARBOR LAKES CLUB MANAGEMENT LLC, A Texas limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

JOHNSTOWN FARMS, LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Guarantor  signature page to Limited Waiver and Amendment

[execution continued from preceding page]

SAN JACINTO I LLC, a Texas limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SWR HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

STONEY CREEK PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORCO REAL ESTATE INC., a Delaware corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Guarantor  signature page to Limited Waiver and Amendment

[execution continued from preceding page]

FORESTAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SECO ENERGY CORPORATION, a Nevada corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

UNITED OIL CORPORATION, an Oklahoma corporation

By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Guarantor  signature page to Limited Waiver and Amendment

[execution continued from preceding page]

OTHER LENDERS:
AgFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

Address:

1401 Hampton Street

Columbia, SC  29201

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Candy Casteal
Name:	Candy Casteal
Title:	SVP Credit

Address:

1700 South Assembly Street

Spokane, WA  99224

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

AMEGY BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Barrett Tondre
Name:	Barrett Tondre
Title:	Assistant Vice President

Address:

10001 Reunion Place, Ste 300

San Antonio, TX  78216

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

CAPITAL ONE N.A., as a Lender

By:	/s/ Michael B. Perrine
Name:	Michael B. Perrine
Title:	Commercial Banking President - Austin

Address:

106 East 6th Street

Suite 600

Austin, TX  78701

Attn: Michael B. Perrine

Fax #-

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mike McConnell
Name:	Mike McConnell
Title:	Senior Vice President

Address:

98 San Jacinto Blvd., Ste. 200

Austin, TX  78701

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Address:

200 West Street

New York, NY  10282

Fax # 917-977-3966

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Waiver Letter

[Execution of Limited Waiver and Amendment Continued]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Melissa Burnett
Name:	Melissa Burnett
Title:	Senior Commercial Banker

Address:

TX3-8211

P.O. Box 550

Austin, TX  78767-0550

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris M. Garza
Name: Chris M. Garza
Title: Senior Vice President

Address:

111 Congress Avenue, Suite 530

Austin, TX  78701

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

SYNOVUS BANK, as a Lender and a LC Issuer

By:	/s/ David W. Bowman
Name: David W. Bowman
Title: Director

Address:

800 Shades Creek Parkway

Birmingham, AL  35209

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

UNITED FCS, PCA, d/b/a FCS COMMERCIAL
FINANCE GROUP, as a Lender

By:	/s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

Address:

600 Highway 169 South, Suite 850

Minneapolis, MN 55426

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

CADENCE BANK, N.A.as a Lender

By:	/s/ Melinda N. Jackson
Name: Melinda N. Jackson
Title: Senior Vice President

Address:

3500 Colonnade Pkwy, Ste. 600

Birmingham, AL  35243

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Limited Waiver and Amendment

[Execution of Limited Waiver and Amendment Continued]

METROPOLITAN LIFE INSURANCE COMPANY, .as a Lender

By:	/s/ W. Kirk Purvis
Name: W. Kirk Purvis
Title: Director

Address:

6750 Poplar Avenue

Suite 109

Germantown, TN  38138

[END OF SIGNATURES]

Lender signature pages to Limited Waiver and Amendment